UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment #2

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2024

ONAR Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	00-56012	47-2200506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8605 Santa Monica Boulevard, PMB 36522 Los Angeles, CA 90069
(Address of principal executive offices)

Registrant’s telephone number, including area code (213) 437-3081

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ONAR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 31, 2024, Onar Holding Corporation (formerly known as Reliant Holdings, Inc.) (the “Company”) filed Amendment No. 1 to its current report on Form 8-K originally dated June 13, 2024 (as amended, the “Original Report”) reporting the acquisition (the (“Acquisition”) of Integrum Group, LLC (“Integrum”) through the acquisition of 100% ownership of HLDCO, LLC, a Delaware limited liability company (“HLDCO”), a holding company that did not have any transactions or assets other than its ownership interest in Integrum.

This Amendment No. 2 is being filed by the Company for the purpose of amending the Original Report to provide the financial statements and the pro forma financial information required by Item 9.01, which were not previously filed with the Original Report. Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and the consent of Farber Hass Hurley LLP filed herewith as Exhibit 23.1, there are no changes to the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited financial statements of Integrum as of and for the years ended December 31, 2023 and 2022 are attached hereto as Exhibit 99.1 and are incorporated by reference in this Item 9.01(a). The unaudited consolidated financial statements of Integrum as of and for the six months ended June 30, 2024 and 2023 are attached hereto as Exhibit 99.2 and are incorporated by reference in this Item 9.01(a).

(b) Pro forma financial information.

The unaudited pro forma consolidated balance sheet of the Company as of June 30, 2024, and the unaudited pro forma consolidated statements of operations of the Company for the six months ended June 30, 2024 and the fiscal year ended December 31, 2023, including the related notes thereto, giving effect to the Acquisition are filed herewith as Exhibit 99.3. The unaudited pro forma financial information gives effect to the Acquisition on the basis of, and subject to, the assumptions set forth in accordance with Article 11 of Regulation S-X.

Exhibit No.	Description
4.1	Designation of the Series B Preferred Stock+
4.2	Designation of the Series C Preferred Stock+
4.3	Designation of the Series D Preferred Stock+
10.1	351 Contribution Agreement between the Company and the members of HLDCO, LLC+
23.1	Consent of Farber Hass Hurley LLP, independent auditors of Integrum Group, LLC*
99.1	Audited consolidated financial statements of Integrum Group, LLC as of and for the years ended December 31, 2023 and 2022*
99.2	Unaudited consolidated financial statements of Integrum Group, LLC as of and for the six months ended June 30, 2024 and 2023*
99.3	Unaudited pro forma consolidated financial information of the Company*
104	Cover Page Interactive Data File (formatted as inline XBRL)

* Filed herewith

+ Incorporated by reference to the Original Report, as amended on July 31, 2024

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONAR Holding Corporation
(Registrant)

Date: March 19, 2025
	By:	/s/ Claude Zdanow
	Name:	Claude Zdanow
	Title:	Chief Executive Officer

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